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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997 included in Host Marriott Corporation's Form 10-K for the fiscal year ended January 3, 1997 and to all references to our firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP


Washington, D.C.
June 4, 1997